UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100, Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Registrant’s telephone number, including area code: 877-244-6235

Date of fiscal year end: 09/30/2019

Date of reporting period: 09/30/2019

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the RVX Emerging Markets Equity Fund, a series of the 360 Funds (the “registrant”), for the year ended September 30, 2019 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30e-1), as amended, is filed herewith.

RVX Emerging Market Equity Fund

Institutional Class Shares (Ticker Symbol: RVEMX)

Investor Class Shares (Ticker Symbol: RVXEX)*

A Series of the

360 Funds

ANNUAL REPORT

September 30, 2019

Investment Adviser:	Sub-Adviser:

Crow Point Partners, LLC	RVX Asset Management, LLC
280 Summer Street, Suite M1	20900 NE 30th Street, Suite 401
Boston, MA 02210	Aventura, FL 33180
1-877-327-0757

www.crowpointfunds.com

Distributed by Matrix 360 Distributors, LLC

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Fund’s prospectus.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the RVX Emerging Market Equity Fund’s (the “Fund”) shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request.

* Shares not currently offered for sale.

Dear Shareholders:

We are pleased to present you with the annual report for the RVX Emerging Market Fund (the “Fund”) for the year ended September 30, 2019.

For the year ended September 30, 2019, the Fund was down 4.19%(a) and the MSCI Emerging Markets Index(b) was down 1.66%. The primary reasons for the Fund’s underperformance were the overweight positions to China from a country standpoint and Energy from a sector perspective. The value style also generally underperformed the growth style in emerging markets during the time period. We continue to maintain our overweight to both areas: our holdings in China are mostly domestic-demand oriented companies with little exposure to global trade war concerns. We also believe the market is underestimating limited spare capacity and security issues in the Energy sector and would expect a gradual rise in prices that would be beneficial for the underlying equities. The Federal Reserve’s increase in interest rates during the 4th quarter of 2018 sparked a global sell-off which especially hit emerging markets; their subsequent reversal to an easing policy stance helped to recover these losses during 2019. We remain positive on the outlook for emerging markets, where growth in many economies remains robust and valuation differentials to their developed market peers are quite compelling.

The low global interest rate environment is a headwind for profitability in the financials sector, since net interest margins generally compress in these environments. Fintech has created significant disruption in the financials sector and many of the traditional financials companies are behind in creating the online ecosystems necessary to survive this paradigm shift. Our underweight may be persistent in the near-term until we are able to see these companies enact necessary changes.

The past year has been volatile for many asset classes, but emerging market equities in particular. Because of their sensitivity to U.S. dollar moves, emerging markets react quickly to swings in U.S. interest rates. That was evident this year with a boom to bust to boom cycle evident inside of one year. We do expect trade war fears to diminish and the dollar to be less volatile going forward. An additional level of concern is the Chinese economy, which is showing signs of stress, especially in its banking sector. This is a good news/bad news scenario. If the Chinese economy is indeed under pressure (our view), China will be more inclined to cut a trade deal which would likely lift markets worldwide. If the Chinese economy tips into recession (hard to know given all the state support and muddled data), it is possible it will take the global economy with it. China, as always, warrants close attention.

But, overall, we remain positive on the outlook for emerging markets, where growth in many economies remains robust and valuation differentials to their developed market peers are quite compelling.

Thank you for being a shareholder of the Crow Point funds.

Sincerely,

Crow Point Partners.

(a) The performance information quoted assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235. Investors should consider the investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about the Fund can be found in the Fund’s prospectus. Please read it carefully before investing.

(b) The MSCI Emerging Markets Index is a free-float weighted equity index that captures large and mid cap representation across emerging markets countries. The MSCI Emerging Markets Index covers approximately 85% of the free-float adjusted market capitalization of each country. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS

September 30, 2019 (Unaudited)

(1) The minimum initial investment for the Institutional Class is $100,000.

Institutional Class Returns as of September 30, 2019	For year ended September 30, 2019	Commencement of Operations through September 30, 2019*
RVX Emerging Markets Equity Fund Institutional Class	(4.19)%	(9.10)%
S&P 500 Total Return Index	4.25%	10.65%
MSCI Emerging Markets Index	(1.66)%	(6.97)%

* The RVX Emerging Markets Equity Fund Institutional Class shares commenced operations on May 1, 2018.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Fund versus the S&P 500 Total Return Index (“S&P 500”) and the MSCI Emerging Markets Index (“MSCI EM”). The S&P 500 is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Index returns assume reinvestment of dividends. The MSCI EM is a free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. Investors may not invest in any index directly; unlike the Fund’s returns, each Index does not reflect any fees or expenses. The Fund will generally not invest in all the securities comprising each index.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS

September 30, 2019 (Unaudited)

The investment objective of the RVX Emerging Markets Equity Fund (the “Fund”) is to seek long-term capital appreciation through investments in equity securities of emerging market companies.

Crow Point Partners, LLC (the “Adviser”) serves as Investment Adviser to the Fund. As the Fund’s investment adviser, the Adviser reviews, supervises and administers the Fund’s investment program and also ensures compliance with the Fund’s investment policies and guidelines. RVX Asset Management, LLC (the “Sub-Adviser”) serves as the Sub-Adviser to the Fund. The Sub-Adviser is responsible for selecting the Fund’s portfolio investments.

The Fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of equity securities of companies that are tied economically to emerging markets (including frontier market countries) with up to 20% of the Fund’s net assets in frontier markets. The Fund will notify its shareholders at least 60 days before changing this policy. The Fund may also invest up to 20% of its net assets in developed markets. In seeking to achieve its investment objective, the Fund will allocate up to 100% of its portfolio in equity securities and other securities with equity characteristics, including but not limited to common stocks, preferred stocks, warrants (including participatory notes structured as warrants), rights (which are issued by a company to allow holders to subscribe for additional securities issued by that company), real estate investment trusts (REITs), convertible securities, depositary receipts, and derivatives (such as total return swaps, participatory notes, and currency hedges). The Fund may also invest in equity securities indirectly through the purchase of closed-end investment companies and exchange-traded funds (together, the “Underlying Funds”) that invest primarily in equity securities.

The Fund will generally invest in equity securities of those companies tied to emerging and frontier markets (i) that are listed on an exchange in an emerging market or frontier market country, (ii) that are legally domiciled in an emerging market or frontier market country; (iii) that have at least 50% of their assets in an emerging market or frontier market country; (iv) or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in an emerging market or frontier market country. The Sub-Adviser believes that emerging and frontier markets countries offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance.

Allocation of Portfolio Holdings

Country	Percentage of Net Assets*
China	33.21%
South Korea	9.40%
Thailand	6.69%
Brazil	5.73%
Indonesia	5.72%
South Africa	5.49%
United States	3.85%
Taiwan	3.60%
Greece	3.49%
Cyprus	2.62%
Philippines	1.96%
Malaysia	1.93%
Macau	1.84%
India	1.73%
Singapore	1.72%
UAE	1.57%
Hong Kong	1.48%
Egypt	1.48%
Guernsey	1.30%
Netherlands	0.79%
Cash and Cash Equivalents	4.40%
100.00%

* The percentages in the above table are based on the portfolio holdings of the Fund as of September 30, 2019 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments.

RVX EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019	ANNUAL REPORT

COMMON STOCK - 92.13%	Shares	Value

Aerospace & Defense - 2.06%
Embraer SA - ADR - Brazil	7,892	$136,137

Auto Manufacturers - 2.11%
Guangzhou Automobile Group Co. Ltd. - China	146,000	139,692

Banks - 7.01%
Bank of China Ltd. - China	288,000	113,162
Bank of the Philippine Islands - Philippines	72,190	129,498
Bank Rakyat Indonesia Persero Tbk PT - Indonesia	339,700	98,596
National Bank of Greece SA - Greece (a)	40,194	122,365
		463,621
Beverages - 3.73%
Thai Beverage PCL - Thailand	385,400	246,783

Commercial Services - 2.62%
QIWI PLC - ADR - Cyprus	7,889	173,164

Diversified Financial Services - 1.81%
KB Financial Group, Inc. - ADR - South Korea	3,359	119,983

Electric - 1.48%
China Longyuan Power Group Corp. Ltd. - China	174,000	97,669

Electronics - 1.73%
Venture Corp. Ltd. - Singapore	10,300	114,097

Energy - Alternate Sources - 1.48%
China Everbright International Ltd. - Hong Kong	127,000	97,858

Food - 2.04%
Indofood Sukses Makmur Tbk PT - Indonesia	248,100	134,580

Insurance - 3.13%
Ping An Insurance Group Co. of China Ltd. - China	18,000	206,782

Internet - 12.81%
Alibaba Group Holding Ltd. - ADR - China (a)	1,624	271,582
Baidu, Inc. - ADR - China (a)	1,311	134,718
iQIYI Inc. - ADR - China (a)	5,731	92,441
My EG Services Bhd - Malaysia	381,200	127,440
Naspers Ltd. - ADR - South Africa	3,596	107,736
Tencent Music Entertainment Group - ADR - China (a)	8,881	113,410
		847,327
Investment Companies - .79%
Prosus NV - ADR - Netherlands (a)	3,596	52,394

RVX EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019	ANNUAL REPORT

COMMON STOCK - 92.13% (continued)	Shares	Value

Iron & Steel - 1.58%
POSCO - ADR - South Korea	2,218	$104,601

Lodging - 1.84%
Sands China Ltd. - Macau	26,800	121,372

Media - 1.76%
MultiChoice Group - ADR - South Africa (a)	15,134	116,229

Mining - 2.10%
Harmony Gold Mining Co Ltd. - ADR - South Africa (a)	48,910	138,904

Oil & Gas - 8.18%
China Petroleum & Chemical Corp. - ADR - China	1,418	83,237
CNOOC Ltd. - ADR - China	840	127,890
Kosmos Energy Ltd. - United States	17,838	111,309
PetroChina Co. Ltd. - ADR - China	2,082	105,786
Petroleo Brasileiro SA - ADR - Brazil	7,805	112,938
		541,160
Oil & Gas Services - 4.33%
Anton Oilfield Services Group/Hong Kong - China	896,000	89,158
China Oilfield Services Ltd. - China	116,000	138,661
Hilong Holding Ltd. - China	542,000	58,773
		286,592
Pharmaceuticals - 5.17%
Dr Reddy’s Laboratories Ltd. - ADR - India	3,014	114,200
Hypera SA - Brazil	16,100	129,914
Ibnsina Pharma SAE - Egypt	159,664	97,872
		341,986
Real Estate - 2.95%
Amata Corp. PCL - Thailand	239,100	195,343

Retail - 3.84%
JUMBO SA - Greece	5,730	108,738
Matahari Department Store Tbk PT - Indonesia	601,600	145,367
		254,105
Semiconductors - 7.62%
Samsung Electronics Co Ltd. - ADR - South Korea	261	265,698
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR - Taiwan	5,121	238,024
		503,722
Software - 4.68%
Momo, Inc. - ADR - China	3,422	106,014
NetEase, Inc. - ADR - China	765	203,628
		309,642
Telecommunications - 1.99%
KT Corp. - ADR - South Korea	11,617	131,388

RVX EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2019	ANNUAL REPORT

COMMON STOCK - 92.13% (continued)	Shares	Value

Transportation - 3.28%
Aramex PJSC - United Arab Emirates	95,122	$103,852
ZTO Express Cayman, Inc. - ADR - China	5,515	113,369
		217,221

TOTAL COMMON STOCK (Cost $6,637,557)		6,092,352

EXCHANGE-TRADED FUNDS - 2.17%

iShares MSCI India Small-Cap ETF - United States	4,076	143,312

TOTAL EXCHANGE-TRADED FUNDS (Cost $155,039)		143,312

CLOSED-END FUNDS - 1.30%

VinaCapital Vietnam Opportunity Fund Ltd. - Guernsey	20,469	85,937

TOTAL CLOSED-END FUNDS (Cost $90,144)		85,937

SHORT-TERM INVESTMENT - 3.73%

Federated Government Obligations Fund - Institutional Class, 2.29% (b)	246,505	246,505

TOTAL SHORT-TERM INVESTMENT (Cost $246,505)		246,505

TOTAL INVESTMENTS (Cost $7,129,245) – 99.32%		6,568,106

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.68%		44,728

NET ASSETS - 100%		$6,612,834

(a) Non-income producing security.

(b) Rate shown represents the 7-day effective yield at September 30, 2019, is subject to change and resets daily.

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund

PCL - Public Company Limited

The accompanying notes are an integral part of these financial statements.

RVX Emerging Markets Equity Fund

Statement of Assets and Liabilities

September 30, 2019

Assets:
Investment securities:
At cost	$7,129,245
Total securities at cost	$7,129,245
At value	6,568,106
Cash	1,039
Due from adviser	38,902
Receivables:
Interest	97
Dividends	14,035
Prepaid expenses	2,141
Total assets	6,624,320

Liabilities:
Due to administrator	6,641
Accrued expenses	4,845
Total liabilities	11,486
Net Assets	$6,612,834

Sources of Net Assets:
Paid-in capital	$7,309,749
Total distributable earnings	(696,915)
Total Net Assets	$6,612,834

Institutional Class Shares:
Net assets	$6,612,834
Shares Outstanding (Unlimited shares of beneficial interest authorized)	765,301
Net Asset Value, Offering and Redemption Price Per Share	$8.64

The accompanying notes are an integral part of these financial statements.

RVX Emerging Markets Equity Fund

Statement of Operations

September 30, 2019

For the Year Ended September 30, 2019
Investment income:
Dividends (net of foreign withholding taxes of $12,207)	$137,107
Interest	3,742
Total investment income	140,849

Expenses:
Management fees (Note 5)	54,923
Accounting and transfer agent fees and expenses	52,699
Professional fees	29,278
Compliance officer fees	15,750
Trustee fees and expenses	21,878
Custodian fees	15,217
Pricing fees	14,694
Dealer network fees	8,924
Registration and filing fees	5,930
Miscellaneous	4,023
Insurance	1,569
Printing & Mailing	838
Total expenses	225,723
Less expense reimbursement:
Fees waived/reimbursed by Adviser	(138,800)
Fees waived by Administrator	(10,625)
Net expenses	76,298

Net investment Income	64,551

Realized and unrealized loss:
Net realized loss on:
Investments	(124,825)
Foreign currency transactions	(3,436)
Net realized loss on investments and foreign currency transactions	(128,261)

Net change in unrealized depreciation on:
Investments	(176,886)
Foreign currency translations	(81)
Net change in unrealized depreciation on investments and foreign currency translations	(176,967)

Net loss on investments and foreign currency	(305,228)

Net decrease in net assets resulting from operations	$(240,677)

The accompanying notes are an integral part of these financial statements.

RVX Emerging Markets Equity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)

Increase (decrease) in net assets from:
Operations:
Net investment income	$64,551	$59,671
Net realized loss on investments and foreign currency transactions	(128,261)	(71,387)

Net change in unrealized depreciation on investments and foreign currency translations	(176,967)	(384,238)
Net decrease in net assets resulting from operations	(240,677)	(395,954)

Distributions to shareholders from:
Total distributable earnings - Institutional Class	(60,284)	—
Total distributions	(60,284)	—

Transactions in shares of beneficial interest:
Proceeds from shares sold:
Institutional Class	1,509,198	6,900,000
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	58,016	—
Payments for shares redeemed:
Institutional Class	(407,465)	(750,000)
Increase in net assets from transactions in shares of beneficial interest	1,159,749	6,150,000

Increase in net assets	858,788	5,754,046

Net Assets:
Beginning of year/period	5,754,046	—

End of year/period	$6,612,834	$5,754,046

Share activity:
Institutional Class:
Shares sold	173,152	712,106
Shares reinvested	7,298	—
Shares redeemed	(45,733)	(81,522)
Net increase in shares of beneficial interest	134,717	630,584

(a) The RVX Emerging Markets Equity Fund commenced operations on May 1, 2018.

The accompanying notes are an integral part of these financial statements.

RVX Emerging Markets Equity Fund

Financial Highlights

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return ratios to average net assets and other supplemental data for the year or period indicated.

	Institutional Class

	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)

Net Asset Value, Beginning of Year/Period	$9.12	$10.00

Investment Operations:
Net investment income (b)	0.09	0.12
Net realized and unrealized loss on investments	(0.48)	(1.00)
Total from investment operations	(0.39)	(0.88)

Distributions:
From net investment income	(0.09)	—
Total distributions	(0.09)	—

Net Asset Value, End of Year/Period	$8.64	$9.12

Total Return (c)	(4.19)%	(8.80	)%(e)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$6,613	$5,754

Ratios of expenses to average net assets:
Before fees waived and expenses reimbursed (d)	3.70%	4.63	%(f)
After fees waived and expenses reimbursed	1.25%	1.25	%(f)

Ratios of net investment income to average net assets	1.06%	3.03	%(f)

Portfolio turnover rate	33%	31	%(e)

(a)	The RVX Emerging Markets Equity Fund commenced operations on May 1, 2018.
(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(e)	Not annualized
(f)	Annualized

The accompanying notes are an integral part of these financial statements.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2019

1.	ORGANIZATION

The RVX Emerging Markets Equity Fund (the “Fund”) was organized on March 19, 2018 as a diversified series of 360 Funds (the “Trust”). The fund commenced operations on May 1, 2018. The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation through investments in equity securities of emerging market companies. The Fund’s investment adviser is Crow Point Partners, LLC (the “Adviser”). The Fund’s sub-adviser is RVX Asset Management, LLC (the Sub-Adviser). The Fund has two classes of shares, Institutional Class and Investor Class, but currently offers only the Investor Class..

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)           Security Valuation – All investments in securities are recorded at their estimated fair value, as described in note 2.

b)           Investment Companies – The Fund may invest in investment companies such as open-end funds (mutual funds), exchange traded funds (“ETFs”) and closed-end funds (also referred to as “Underlying Funds”) subject to limitations as defined in the Investment Company Act of 1940. Your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Funds. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Also, with respect to dividends paid by the Underlying Funds, it is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

c)           Federal Income Taxes – The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

As of and during the year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the statement of operations. During the year ended September 30, 2019, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdictions as U.S. Federal and Delaware state.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. Management has reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax periods ended September 30, 2018 and September 30, 2019 and has determined that the Fund does not have a liability for uncertain tax positions. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

d)           Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

e)           Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2019

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

f)            Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

g)           Foreign Currency Translation – Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

3.	SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2019

3.	SECURITIES VALUATIONS (continued)

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and ETFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Fund invests may default or otherwise cease to have market quotations readily available.

The Trustees of the Trust adopted the M3Sixty Consolidated Valuation Procedures, which established a Valuation Committee to work with the Adviser and report to the Board of Trustees (the “Board”) on securities being fair valued or manually priced. The Independent Chairman and Trustee of the Trust, along with the Trust’s Principal Financial Officer and Chief Compliance Officer and other officers of the Trust are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issue or a request to change the methodology for manually pricing a security. In turn, the Independent Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as level 3 securities.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2019

3.	SECURITIES VALUATIONS (continued)

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of September 30, 2019.

Financial Instruments – Assets
Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$6,092,352	$—	$—	$6,092,352
Exchange-Traded Funds (1)	143,312	—	—	143,312
Closed-End Funds (1)	85,937	—	—	85,937
Short-Term Investments	246,505	—	—	246,505
Total Assets	$6,568,106	$—	$—	$6,568,106

(1) For a detailed break-out of common stock, closed-end funds by industry or asset class, please refer to the Schedule of Investments.

There were no transfers into and out of any level during the year ended September 30, 2019. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

4.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2019, aggregate purchases and sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$3,084,258	$1,965,004

There were no Government securities purchased or sold during the period.

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. As the Fund’s investment adviser, the Adviser reviews, supervises and administers the Fund’s investment program and also ensures compliance with the Fund’s investment policies and guidelines.

The Adviser is responsible for selecting the Fund’s sub-advisor(s), subject to approval by the Board. The Adviser selects a sub-advisor that has shown good investment performance in its areas of expertise. Crow Point considers various factors in evaluating a sub-advisor, including: (i) level of knowledge and skill; (ii) performance as compared to its peers or benchmark; (iii) level of compliance with investment rules and strategies; (iv) employees’ facilities and financial strength; and (v) quality of service.

The Adviser has entered into an Investment Sub-Advisory Agreement with the Sub-Adviser. The Adviser will also continually monitor the Sub-Adviser’s performance through various analyses and through in person, telephone, and written consultations with the Sub-Adviser. The Adviser discusses its expectations for performance with the Sub-Adviser and provides evaluations and recommendations to the Board, including whether or not the Sub-Adviser’s contract should be renewed, modified, or terminated.

The Adviser is also responsible for running all of the operations of the Fund, except those that are subcontracted to the Sub-Adviser, custodian, transfer agent, administrative agent, or other parties. For its services, the Adviser is entitled to receive an investment advisory fee from the Fund at an annualized rate of 0.90%, based on the average daily net assets of the Fund. Crow Point pays a sub-advisory fee to the Sub-Adviser from its advisory fee. For the annual period ended September 30, 2019, the Adviser earned $54,923 of advisory fees.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2019

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The Adviser has entered into a written expense limitation agreement, through at least March 31, 2021, under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) to an annual rate of 1.25% of the average daily net assets of the Fund. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense cap agreement may be terminated by either party upon 90 days’ written notice provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

For the year ended September 30, 2019, the Adviser waived advisory fees of $54,923 and reimbursed expenses of $83,877.

Expense waivers and reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. As of September 30, 2019, the total amount of expenses waived/reimbursed subject to recapture and their expiration dates, pursuant to the waiver agreements, was as follows:

Amount Subject to Recoupment	Expiration Dates
$61,352	September 30, 2021
138,800	September 30, 2022

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the ICSA, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; and (j) maintaining shareholder account records.

For the year ended September 30, 2019, M3Sixty earned $52,699, including out of pocket expenses.

The Fund has also entered into a Chief Compliance Officer Service Agreement (“CCO Agreement”) with M3Sixty. Pursuant to the CCO Agreement, M3Sixty agrees to provide a Chief Compliance Officer (“CCO”), as described in Rule 38a-l of the 1940 Act, to the Fund for the period and on the terms and conditions set forth in the CCO Agreement. Pursuant to the CCO Agreement, M3Sixty earned $15,750 during the year ended September 30, 2019.

M3Sixty has also agreed to voluntarily waive certain fees until certain thresholds are met by the Fund. During the annual period ended September 30, 2019, M3Sixty waived $10,625 of fees.

Certain officers and an interested Trustee of the Trust are also employees or officers of M3Sixty.

Matrix 360 Distributors, LLC (the “Distributor”) acts as the principal underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of the Fund’s shares pursuant to a Distribution Agreement (the “Distribution Agreement”) approved by the Trustees. The Distribution Agreement between the Fund and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Fund’s shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives.

The Distributor is an affiliate of M3Sixty.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2019

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The Fund with respect to its Investor Class shares has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act. The Distribution Plan provides that the Fund may compensate or reimburse the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”).

6.	EMERGING AND FRONTIER MARKETS RISK

Additional risks are involved when investing in countries with emerging economies or securities markets. The Fund invests primarily in emerging and frontier market issuers. Emerging and frontier market countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Such countries may include, but are not limited to, Angola, Argentina, Azerbaijan, Bahrain, Bangladesh, Belarus, Belize, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Namibia, Nigeria, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Senegal, Serbia, South Africa, Sri Lanka, Tanzania, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia and Zimbabwe. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result, the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody.

Additionally, settlement procedures in emerging and frontier market countries are frequently less developed and reliable than those in the United States, and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets un-invested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. The Fund’s purchase and sale of portfolio securities in certain emerging and frontier market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the Sub-Adviser, their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund. Investments in some emerging and frontier market countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of the Fund in connection with the security. Unanticipated political, economic or social developments may affect the value of the Fund’s investments in emerging and frontier market countries and the availability to the Fund of additional investments in these countries. Some of these countries may in the past have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Many emerging market countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging market countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures. From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2019

6.	EMERGING AND FRONTIER MARKETS RISK (continued)

Many emerging and frontier market countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns. The creditworthiness of firms used by the Fund to effect securities transactions in emerging and frontier market countries may not be as strong as in some developed countries. As a result, the Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities. The Fund’s ability to manage its foreign currency may be restricted in emerging and frontier market countries. As a result, a significant portion of the Fund’s currency exposure in these countries may not be covered. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline. The recent decline in the U.S. economy as a result of the subprime crisis may have a disproportionately more adverse effect on economies of emerging and frontier market countries.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX MATTERS

During the year ended September 30, 2019 the Fund distributed $60,284 of ordinary income.

The tax character of distributable earnings (deficit) at September 30, 2019 was as follows:

Undistributed Ordinary Income	Post-October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/(Deficit)
$60,716	$(110,294)	$(85,623)	$—	$(561,174)	$(696,915)

The difference between book basis and tax basis distributable earnings/(deficit) is primarily attributable to the tax deferral of losses on wash sales and differing book/tax treatments of foreign currency gains/(losses) and unrealized appreciation from passive foreign investment companies (“PFICs”).

At September 30, 2019, the Fund had $85,623 of non-expiring short-term capital loss carry forwards for federal income tax purposes available to offset future capital gains.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2019, the Fund elected to defer net post-October capital losses of $110,294 and did not defer any post-December ordinary losses.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), resulted in reclassifications for the year ended September 30, 2019 as follows:

Paid-in Capital	Distributable Earnings
$—	$—

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at September 30, 2019 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Depreciation
$7,129,755	$390,049	$(951,763)	$(561,714)

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and differing book/tax treatments of foreign currency gains/(losses) and unrealized appreciation from passive foreign investment companies (“PFICs”). The unrealized depreciation in the table above includes unrealized foreign currency depreciation of $65.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2019

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2019, the EAS Crow Point Alternatives Fund (the “EAS Fund”) held 43.33% of the Fund’s shares as an underlying investment in its portfolio. Additional information for the EAS Fund, including its financial statements, is available from the Securities and Exchange Commission’s website at www.sec.gov. and may also be requested by mail to: 360 Funds, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

9.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.	SUBSEQUENT EVENTS

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

11.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Management has evaluated the implications of certain provisions of ASU 2018-13 and has elected to early adopt all aspects of the amendments effective with the Fund’s financial statements within this Annual Report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

RVX Emerging Market Equity Fund and the

Board of Trustees of 360 Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the RVX Emerging Market Equity Fund (the “Fund”), a series of 360 Funds, including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets, and financial highlights for the year then ended and for the period May 1, 2018 (commencement of operations) through September 30, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period May 1, 2018 (commencement of operations) through September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2018.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 29, 2019

RVX Emerging Markets Equity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION
September 30, 2019

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Fund is required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Fund paid $60,284 of ordinary income during the year ended September 30, 2019.

Tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2020 to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their own tax advisors.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2019

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years. Each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Arthur Q. Falk YOB : 1937	Trustee	Since 2011	Retired. President, Murray Hill Financial Marketing, (financial marketing consultant) (1990–2012).	Ten	None
Tom M. Wirtshafter YOB : 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment adviser) (2009-Present).	Ten	None
Gary W. DiCenzo YOB: 1962	Trustee and Independent Chairman	Since 2014 Since 2019	Chief Executive Officer, Cognios Capital (investment management firm) (2015-present); President and CEO, IMC Group, LLC (asset management firm consultant) (2010-2015).	Ten	FNEX Ventures (2018-present)
Steven D. Poppen YOB : 1968	Trustee	Since 2018	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1999-present).	Ten	M3Sixty Funds Trust (3 portfolios) (2015 – present); FNEX Ventures (2018- present)
Thomas J. Schmidt YOB: 1963	Trustee	Since 2018	Principal, Tom Schmidt & Associates Consulting, LLC (2015-Present); Vice President of the Mutual Fund and Alternative Investment Full Service Transfer Agent (1986-2014).	Ten	FNEX Ventures (2018-present)
Interested Trustee*
Randall K. Linscott YOB: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013 – present); Chief Operating Officer, M3Sixty Administration LLC (2011-2013); Division Vice President, Boston Financial Data Services, (2005-2011).	Ten	M3Sixty Funds Trust (3 portfolios) (2015 – present)

* The Interested Trustee is an Interested Trustee

RVX Emerging Markets Equity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2019

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Andras P. Teleki YOB: 1971	Chief Compliance Officer and Secretary	Since 2015	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015-present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016-present); Chief Compliance Officer and Secretary, WP Trust (2016-present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015); Partner, K&L Gates (2009-2015).	N/A	N/A
Brandon J. Byrd YOB: 1981	Assistant Secretary and Anti-Money Laundering Officer Vice President	Since 2013 Since 2018	Chief Operating Officer, M3Sixty Administration, LLC (2013-present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015-2016); Division Manager - Client Service Officer, Boston Financial Data Services (mutual find service provider) (2010-2012).	N/A	N/A

Larry E. Beaver, Jr.** YOB: 1969	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Chief Accounting Officer, Amidex Funds, Inc. (2003-Present); Assistant Treasurer, Capital Management Investment Trust (July 2017-Present); Assistant Treasurer, M3Sixty Funds Trust (July 2017-Present; Assistant Treasurer, WP Funds Trust (July 2017-Present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-July 2017); Treasurer, 360 Funds Trust (2007-2017); Treasurer, M3Sixty Funds Trust (2015-July 2017); Treasurer, WP Trust (2015-July 2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016).	N/A	N/A
John H. Lively YOB: 1969	Assistant Secretary	Since 2017	Attorney, Practus, LLP (law firm) (2010-present).	N/A	N/A
Ted L. Akins YOB: 1974	Assistant Secretary	Since 2018	Vice President of Operations, M3Sixty Administration, LLC (2012-present).	N/A	N/A

** Effective December 28, 2018, Larry E. Beaver, Jr. was assigned as Interim Treasurer until a new Treasurer is appointed by the Board.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2019

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are "interested persons" of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration, LLC. Each Trustee who is not an “interested person” received a fee of $1,500 each year plus $200 per Board or committee meeting attended. Effective April 25, 2019, each Trustee who is not an “interested person” (an “Independent Trustee”) will receive a $5,000 annual retainer (paid quarterly). In addition, each Independent Trustee will receive, on a per fund basis: (i) a fee of $1,500 per fund each year (paid quarterly); (ii) a fee of $200 per Board meeting attended; and (iii) a fee of $200 per committee meeting attended. The Trust will also reimburse each Trustee for travel and other expenses incurred in connection with, and/or related to, the performance of their obligations as a Trustee. Officers of the Trust will also be reimbursed for travel and other expenses relating to their attendance at Board meetings.

Name of Trustee[1]	Aggregate Compensation From each Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Paid to Trustees[2]

Independent Trustees
Arthur Q. Falk	$2,529	None	None	$2,529
Tom M. Wirtshafter	$2,529	None	None	$2,529
Gary W. DiCenzo	$2,529	None	None	$2,529
Steven D. Poppen	$2,529	None	None	$2,529
Thomas J. Schmidt	$2,529	None	None	$2,529
Interested Trustees and Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None

[1]	Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers ten (10) series of shares.

[2]	Figures are for the year ended September 30, 2019.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

Information About Your Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), CDSC fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the period from 04/01/19 through 09/30/19

	Beginning Account Value (04/01/2019)	Annualized Expense Ratio for the Period	Ending Account Value (09/30/2019)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Institutional Class 3.79%)	$1,000.00	1.25%	$962.10	$6.15
Hypothetical 5% Return
Institutional Class	$1,000.00	1.25%	$1,018.80	$6.33

(a)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read it carefully before you invest or send money.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

Information About Your Fund’s Expenses – (continued)

Total Fund operating expense ratios as stated in the current Fund prospectus dated January 28, 2019 were as follows:
RVX Emerging Markets Equity Fund Investor Class, gross of fee waivers or expense reimbursements	4.66%
RVX Emerging Markets Equity Fund Investor Class, after waiver and reimbursement*	1.53%
RVX Emerging Markets Equity Fund Institutional Class, gross of fee waivers or expense reimbursements	4.41%
RVX Emerging Markets Equity Fund Institutional Class, after waiver and reimbursement*	1.28%

* Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.25% of the average daily net assets of each share class of the Fund through March 31, 2021. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. Total Gross Operating Expenses during the year ended September 30, 2019 were 3.52% for the RVX Emerging Markets Equity Fund Institutional Class shares. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 5) sections of this report for expense related disclosures during the year ended September 30, 2019.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

Approval of the Investment Advisory Agreement Renewal and Investment Sub-Advisory Agreement Renewal for the RVX Emerging Markets Equity Fund (Unaudited)

At a meeting held on July 17, 2019, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement between Crow Point and RVX Emerging Markets Equity Fund (“RVX Fund”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Crow Point Partners, LLC (the “Adviser”) and RVX Asset Management, LLC (“RVX”) on behalf of the RVX Fund.

Counsel reviewed with the Board the memorandum that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Adviser and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Adviser and RVX (the “Sub-Adviser”) on behalf of the RVX Fund. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Advisory Agreement and Sub-Advisory Agreement, including the following material factors: (i) the nature, extent and quality of the services provided by the Adviser and Sub-Adviser; (ii) the investment performance of the RVX Fund; (iii) the costs of the services provided and profits realized by the Adviser and Sub-Adviser from their respective relationships with the RVX Fund; (iv) the extent to which economies of scale would be realized if the RVX Fund grow and whether advisory fee levels reflect those economies of scale for the benefit of the RVX Fund’s investors; and (v) the Adviser’s and Sub-Adviser’s practices regarding possible conflicts of interest. In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented to the Board in the Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement and Sub-Advisory Agreement, including: (i) reports regarding the services and support provided to the RVX Fund and its shareholders by the Adviser and Sub-Adviser; (ii) quarterly assessments of the investment performance of the RVX Fund from the Adviser; (iii) periodic commentary on the reasons for the performance by the Adviser and Sub-Adviser; (iv) presentations by RVX Fund’s management addressing the Adviser’s and Sub-Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the RVX Fund and the Adviser and Sub-Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser and Sub-Adviser; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement and Sub-Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser and Sub-Adviser, including financial information, a description of personnel and the services provided to the RVX Fund, information on investment advice, performance, summaries of RVX Fund’s expenses, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the RVX Fund; and (iii) benefits to be realized by the Adviser and Sub-Adviser from their respective relationships with the RVX Fund. The Board did not identify any information that was most relevant to its consideration to approve the Advisory Agreement or Sub-Advisory Agreement, and each Trustee may have afforded different weight to the various factors.

(1)       The nature, extent, and quality of the services provided by the Adviser and Sub-Adviser.

In this regard, the Board considered the responsibilities the Adviser has under the Advisory Agreement for the RVX Fund, along with the Sub-Adviser’s responsibilities to the RVX Fund. The Board reviewed the services provided by the Adviser and Sub-Adviser to the RVX Fund including, without limitation: their processes for formulating investment recommendations and assuring compliance with the RVX Fund’s investment objectives and limitations; their coordination of services for the RVX Fund among the RVX Fund’s service providers; and their efforts to promote the RVX Fund, grow assets and assist in the distribution of RVX Fund’s shares. The Board considered the Adviser’s and Sub-Adviser’s staffing, personnel, and methods of operating; the education and experience of their personnel; and their compliance programs. After reviewing the foregoing and further information from the Adviser and Sub-Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Adviser to the RVX Fund was satisfactory and that the Sub-Adviser’s services to the RVX Fund were also satisfactory.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

Approval of the Investment Advisory Agreement Renewal and Investment Sub-Advisory Agreement Renewal for the RVX Emerging Markets Equity Fund (Unaudited)(continued)

(2)       Investment Performance of the RVX Fund.

In considering the investment performance of the RVX Fund, the Trustees compared the short- and long-term performance of the RVX Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisers, and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Adviser’s management of the RVX Fund with its investment objective and policies and the Sub-Adviser’s management of the RVX Fund’s portfolio.

For the RVX Fund, the Board noted that it underperformed its primary benchmark, the S&P 500® Total Return Index, and its secondary benchmark, the MSCI Emerging Markets Index, for the one-year period ended May 31, 2019. As compared to the Morningstar Emerging Markets Diversified Equity Category, the RVX Fund’s performance lagged the category average and median for the one-year period ended June 30, 2019.

Based on the preceding, the Board concluded that the investment performance information presented for the RVX Fund was satisfactory.

(3)       The costs of the services provided, and profits realized by the Adviser and Sub-Adviser from their relationship with the RVX Fund.

In considering the costs of the services provided and profits realized by the Adviser and Sub-Adviser from their respective relationship with the RVX Fund, the Trustees considered: the Adviser’s and Sub-Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and Sub-Adviser and their level of commitment to the RVX Fund; the asset levels of the RVX Fund; and the overall expenses of the RVX Fund. The Trustees considered the financial statements of the Adviser and Sub-Adviser and the financial stability and productivity of the firms.

The Trustees next considered the fees and expenses of the RVX Fund (including the management fee) relative to its peer group median as of June 30, 2019. The Trustees noted that the management fee was below the category average and median.

The Trustees further noted that with regard to the RVX Fund, the Adviser has entered into an expense limitation agreement pursuant to which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the RVX Fund, if necessary, to limit the Fund’s annual operating expenses (with industry-standard exceptions), through March 31, 2021, to not more than following percentage: 1.25% for the RVX Fund. The Trustees also considered the fees assessed to the Sub-Adviser’s clients with separate accounts that were managed by it with strategies similar to the RVX Fund and observed that the management fee for the RVX Fund was towards the lower end of the Sub-Adviser’s fee range. The Board also noted that while the Adviser realizes a reasonable profit for its management of the RVX Fund, the Sub-Adviser is not realizing a profit for its management of the Fund. Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fees paid to the Adviser by the RVX Fund were fair and reasonable.

(4)       The extent to which economies of scale would be realized if the RVX Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the RVX Fund’s investors.

In this regard, the Board considered the RVX Fund’s fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the RVX Fund would benefit from the expense limitation arrangement for each Crow Point Fund. The Trustees noted that while a breakpoint schedule in an advisory agreement would be beneficial, such a feature only had benefits if the fund’s assets were enough to trigger the breakpoint. The Trustees noted that lower expenses for the RVX Fund’s shareholders are realized immediately with the expense limitation arrangements with the Adviser. The Trustees noted that the RVX Fund’s assets were at such levels that the expense limitation arrangements were providing benefits to the RVX Fund’s shareholders currently. The Trustees also noted that the RVX Fund would benefit from economies of scale under its agreements with some of its service providers other than the Adviser as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered the Adviser’s efforts to work with M3Sixty to secure such arrangements for the RVX Fund. Following further discussion of the RVX Fund’s asset levels, expectations for growth and levels of fees, the Board determined that the RVX Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the RVX Fund’s investors.

RVX Emerging Markets Equity Fund	ANNUAL REPORT

Approval of the Investment Advisory Agreement Renewal and Investment Sub-Advisory Agreement Renewal for the RVX Emerging Markets Equity Fund (Unaudited)(continued)

(5)       Possible conflicts of interest and benefits derived by the Adviser or Sub-Adviser.

In considering the Adviser’s and Sub-Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the RVX Fund; the soft dollar procedures adopted by the Adviser that govern its use of soft dollars; the basis of decisions to buy or sell securities for the RVX Fund; and the substance and administration of the Adviser’s and Sub-Adviser’s code of ethics.

One point of consideration was the potential purchases by the RVX Fund of other funds advised by the Adviser in order to gain investment exposure that such other funds offer. The Trustees noted that, in such instances, the policy of the RVX Fund is to waive any duplicative advisory fees. The Board also considered the Adviser’s efforts to continually review and improve its compliance infrastructure in response to new regulations and changing market conditions and practices. Based on the foregoing, the Board determined that the Adviser’s and Sub-Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. It was noted that the Adviser does not manage any other accounts in similar strategies.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreement and Sub-Advisory Agreement with respect to the RVX Fund was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Advisory Agreement and Sub-Advisory Agreement with respect to the RVX Fund.

360 FUNDS

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

Crow Point Partners, LLC

280 Summer Street

Suite M1

Boston, MA 02210

INVESTMENT SUB-ADVISER

RVX Asset Management LLC

20900 NE 30th Street

Suite 401

Aventura, FL 33180

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait Weller & Baker, LLP

Two Liberty Place

50 S. 16th Street

Suite 2900

Philadelphia, PA 19102

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Parkway

Suite 310

Leawood, KS 66211

CUSTODIAN BANK

MUFG Union Bank®, N.A.

350 California Street

20th Floor

San Francisco, CA 94104

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the "audit committee financial expert" as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for the period from May 1, 2018 (commencement of operations) through September 30, 2018 and through the fiscal year ended September 30, 2019 for professional services rendered by the principal accountants for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,500 with respect to the registrant’s period from May 1, 2018 (commencement of operations) through September 30, 2018 and $12,500 with respect to the fiscal year ended September 30, 2019.

(b)	Audit-Related Fees. There were no fees billed during the period from May 1, 2018 (commencement of operations) through September 30, 2018 or during the fiscal year ended September 30, 2019 for assurances and related services by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in the period from May 1, 2018 (commencement of operations) through September 30, 2018 and in the fiscal year ended September 30, 2019 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500 with respect to the registrant’s period from May 1, 2018 (commencement of operations) through September 30, 2018 and $2,500 with respect to the fiscal year ended September 30, 2019. The services comprising these fees are the preparation of the registrant’s federal and state income tax returns, review of calculations of required excise distributions and preparation of federal excise tax returns.

(d)

All Other Fees. The aggregate fees billed in the period from May 1, 2018 (commencement of operations) through September 30, 2018 and in the fiscal year ended September 30, 2019 for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the period from May 1, 2018 (commencement of operations) through September 30, 2018 and $0 for the fiscal year ended September 30, 2019.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended September 30, 2019 that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the year ended September 30, 2019 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser during the year ended September 30, 2019.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable as the Fund is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as the Fund is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 13.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

/s/ Randy Linscott
By Randy Linscott
Principal Executive Officer
Date: December 09, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Randy Linscott
By Randy Linscott
Principal Executive Officer
Date: December 09, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Larry E. Beaver, Jr.
By Larry E. Beaver, Jr.
Assistant Treasurer
Date: December 09, 2019